Execution Version
FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of February 27, 2014, is by and among CARRIAGE SERVICES, INC., a Delaware corporation (the “Borrower”), the banks listed on the signature pages hereof (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).
BACKGROUND
A.The Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 30, 2012, as amended by that certain First Amendment to Credit Agreement, dated as of November 29, 2012, that certain Second Amendment to Credit Agreement, dated as of February 14, 2013 and that that certain Third Amendment and Commitment Increase, dated as of April 23, 2013 (said Credit Agreement, as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
B.    The Borrower has requested that the Lenders amend the Credit Agreement, as more fully set forth herein.
NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
1.    AMENDMENTS.
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order to read as follows:
“Designated Senior Debt” means, with respect to the Borrower and as of any date of its issuance, any unsecured indebtedness for borrowed money, for which the Borrower is directly and primarily obligated, in an aggregate principal amount not to exceed the sum of (x) $150 million minus (y) the aggregate amount of all Subordinated Debt and Refinancing Subordinated Debt; provided that (a) such indebtedness (i) arises after the date of this Agreement, (ii) does not have any stated maturity before the latest maturity of any of the Obligations, (iii) has terms that are no more restrictive than the terms of the Loan Documents, and (iv) has payment and other terms satisfactory to the Administrative Agent in its sole discretion and (b) the proceeds of such indebtedness are used solely (i) to repurchase the Trust Notes or Trust Preferred Stock, in each case including any accrued but unpaid interest thereon, (ii) to repurchase Equity Interests in an amount not greater than the Equity Interest issued upon the conversion of the Trust Notes, (iii) to pay fees and expenses related to transactions described in clauses (b)(i) and (b)(ii) above and (iv) to the extent any excess proceeds remain after the repurchases and payments described in clauses (b)(i) – (b)(iii) above, for general corporate purposes.
“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of February 27, 2014, among the Borrower, the Lenders party thereto and the Administrative Agent.
“Fourth Amendment Effective Date” means the date that the conditions to effectiveness set forth in Section 3 of the Fourth Amendment are satisfied.
“Refinancing Designated Senior Debt” has the meaning specified in Section 7.03(j).
(b)The definition of “Restricted Payment” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Restricted Payment” means (a) any Dividend, (b) any and all funds, cash or other payments made in respect of the redemption, repurchase or acquisition of such Equity Interests, unless such Equity Interests shall be redeemed or acquired through the exchange of such Equity Interests with Equity Interests of the same or another class or options or warrants to purchase such Equity Interests or Equity Interests of another class, or (c) any payment or prepayment of principal, interest, premium or penalty of or in respect of any Subordinated Debt, Refinancing Subordinated Debt, Designated Senior Debt or Refinancing Designated Senior Debt or any defeasance, redemption, purchase, repurchase or other acquisition or retirement for value, in whole or in part, of any of the Subordinated Debt, Refinancing Subordinated Debt, Designated Senior Debt or Refinancing Designated Senior Debt.
(c)The definition of “Subordinated Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Subordinated Debt” means, with respect to the Borrower and as of any date of its issuance, any unsecured indebtedness for borrowed money, for which the Borrower is directly and primarily obligated, in an aggregate principal amount not to exceed the sum of (x) $150 million minus (y) the aggregate amount of all Designated Senior Debt and Refinancing Designated Senior Debt; provided that (a) such indebtedness (i) arises after the date of this Agreement, (ii) does not have any stated maturity before the latest maturity of any of the Obligations, (iii) has terms that are no more restrictive than the terms of the Loan Documents, and (iv) is expressly subordinated to the Obligations and has payment and other terms satisfactory to the Administrative Agent in its sole discretion and (b) the proceeds of such indebtedness are used solely (i) to repurchase the Trust Notes or Trust Preferred Stock, in each case including any accrued but unpaid interest thereon, (ii) to repurchase Equity Interests in an amount not greater than the Equity Interest issued upon the conversion of the Trust Notes, (iii) to pay fees and expenses related to transactions described in clauses (b)(i) and (b)(ii) above and

(iv) to the extent any excess proceeds remain after the repurchases and payments     described in clauses (b)(i) – (b)(iii) above, for general corporate purposes.
(d)The definition of “Total Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Total Debt” means, at any time, an amount equal to the remainder of (a) Debt of the Borrower and its Subsidiaries minus (b) the sum of (i) the Trust Notes, (ii) the Subordinated Debt, (iii) the Refinancing Subordinated Debt, (iv) the Designated Senior Debt and (v) the Refinancing Designated Senior Debt.
(e)Section 2.05(b)(iii) of the Credit Agreement is hereby amended to read as follows:
(iii)    Upon the incurrence or issuance by any Loan Party or any of its Subsidiaries of any Debt permitted to be incurred or issued pursuant to Section 7.03(k) and provided that after giving effect to such incurrence or issuance on a pro-forma basis the Leverage Ratio is greater than or equal to 3.00 to 1.00, the Borrower shall prepay an aggregate principal amount of Loans equal to 50% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by such Loan Party or such Subsidiary (such prepayments to be applied as set forth in clauses (iv) and (vi) below).
(f)Section 6.03 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (e) thereof, (ii) revising clause (f) thereto to read as follows and (iii) adding a new clause (g) thereto to read as follows:
(f)     of any notice received by the Borrower of its default under the Subordinated Debt or the Refinancing Subordinated Debt; and
(g)     of any notice received by the Borrower of its default under the Designated Senior Debt or the Refinancing Designated Senior Debt.
(g)Section 6.11 of the Credit Agreement is hereby amended to read as follows:
Section 6.11    Use of Proceeds. The Borrower shall use the proceeds of the Credit Extensions (a) to repay certain indebtedness, including the Senior Notes, (b) for working capital and Acquisitions, (c) to make certain Capital Expenditures, (d) to pay the accrued interest on the Trust Notes, Subordinated Debt, Refinancing Subordinated Debt, Designated Senior Debt and Refinancing Designated Senior Debt and (e) for general corporate purposes not in contravention of any Law or of any Loan Document.
(h)Section 7.03 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (i) thereof, (ii) reletter clause (j) to clause (k) and amend it to read as follows and (iii) inserting a new clause (j) thereto to read as follows:

(j) Designated Senior Debt and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Debt is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension and (ii) the terms relating to principal amount, amortization, maturity and collateral (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Debt, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing Designated Senior Debt being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Debt does not exceed the then applicable market interest rate (such refinancing, refunding, renewing or extending Debt, the "Refinancing Designated Senior Debt"); and
(k)     so long as there exists no Default before or after giving effect thereto, Debt not otherwise permitted pursuant to clauses (a) through (h) and clause (j) above in an aggregate principal amount not in excess of five percent (5%) of the Borrower’s Net Worth at any time outstanding, provided the Net Cash Proceeds of any such Debt shall be applied in accordance with Section 2.05(b)(iii) (if applicable).
(i)Section 7.06(a)(ii) of the Credit Agreement is hereby amended to read as follows:

(ii)
so long as there exists no Default both immediately before and after giving effect to any such transaction, the Borrower may purchase Equity Interests (A) purchased from the Borrower by employees or former employees of the Borrower or any of its Subsidiaries in connection with the exercise of stock options or (B) in lieu of withholding taxes resulting from the vesting of any grant of restricted Equity Interests granted by the Borrower to employees or former employees of the Borrower or any of its Subsidiaries; provided, however, the aggregate amount of such transactions shall not exceed $15,000,000 during the term of this Agreement;

(j)Section 7.06(a)(iii) of the Credit Agreement is hereby amended to read as follows:

(iii)
so long as there exists no Default both before and after giving effect to any such transaction (which shall include calculation of the financial covenants set forth in Section 7.11 on a pro forma basis as of the fiscal quarter-end immediately preceding any proposed Restricted Payment), (w) the Borrower may make (A) payments of Dividends on and redemptions of Existing Preferred Stock, (B) payments of Dividends on Qualified Preferred Stock,

(C) distribution of the Trust Notes to the holders of the Trust Preferred Stock in connection with the dissolution of the Trust Subsidiary, (D) payments of Dividends on its common stock, and (E) repurchases of the Trust Notes or Trust Preferred Stock with (1) the proceeds of the issuance of Subordinated Debt and/or (2) the proceeds of the issuance of Designated Senior Debt, (x) the Borrower may repurchase Equity Interests with the proceeds of Subordinated Debt and/or Designated Senior Debt not otherwise used to refinance the Trust Notes in an amount not greater than the Equity Interest issued upon the conversion of the Trust Notes, (y) any Loan Party may make Restricted Payments pursuant to the Long Term Incentive Program, and (z) the Borrower may pay interest on the Trust Notes to the Trust Subsidiary and may cause or permit the Trust Subsidiary to declare, make or pay Dividends in respect of the Trust Preferred Stock; and
(k)Section 7.06(a)(iv) of the Credit Agreement is hereby amended to read as follows:

(iv)
so long as there exists no Default both before and after giving effect to any such transaction (which shall include calculation of the financial covenants set forth in Section 7.11 on a pro forma basis as of the fiscal quarter-end immediately preceding any proposed Restricted Payment), the Borrower may (a) make regularly scheduled payments of principal, interest, premium or penalty on (i) Subordinated Debt within the terms specified in the definition of Subordinated Debt as set forth in this Agreement, (ii) Refinancing Subordinated Debt within the terms specified in the definition of Refinancing Subordinated Debt as set forth in this Agreement, (iii) Designated Senior Debt within the terms specified in the definition of Designated Senior Debt as set forth in this Agreement and (iv) Refinancing Designated Senior Debt within the terms specified in the definition of Refinancing Designated Senior Debt as set forth in this Agreement, and (b) make cash payments required to be made upon conversion of (i) Subordinated Debt and (ii) Designated Senior Debt, provided that (x)(i) with respect to the conversion of Subordinated Debt, such cash payments are made solely with the proceeds of Refinancing Subordinated Debt and (ii) with respect to the conversion of Designated Senior Debt, such cash payments are made solely with the proceeds of Refinancing Designated Senior Debt, (y) immediately after giving pro-forma effect to the making of such cash payments, (i) the Leverage Ratio on a pro-forma basis is less than or equal to 2.75 to 1.00 and (ii) Liquidity is at least $15,000,000 or (z) the Borrower may make up to $3,000,000 in cash payments required to be made upon conversion of Subordinated Debt and/or Designated Senior Debt so long as immediately after giving pro-forma effect to the making of such cash payments Liquidity is at least $15,000,000.
(l)Section 8.01(l) of the Credit Agreement is hereby amended to read as follows:
(l)     Other Obligations. (i) Any event shall occur or condition shall exist under the Trust Preferred Stock, Trust Notes or Trust Guaranties (collectively, the “Debt Documents”), after the applicable grace period, if any, specified in such Debt Document, if the effect of such event or condition is to accelerate the maturity of the Trust Preferred Stock or Trust Notes, as applicable; (ii) without the prior written consent of the Required Lenders, any modification shall be made to any Debt Document which (a) renders the subordination provisions thereof more favorable to the holders of the Trust Preferred Stock or Trust Notes, as applicable, or less favorable to the Lenders, or (b) renders the economic terms of the Trust Preferred Stock or Trust Notes, as applicable, materially more favorable to the holders of the Trust Preferred Stock or Trust Notes, as applicable, or materially less favorable to the Borrower or the applicable Subsidiary, (iii) any event shall occur under any Debt Document that would permit the holders thereof to require the redemption or mandatory prepayment thereof; (iv) any default shall occur under Subordinated Debt, after the applicable grace period, if any, specified in such Subordinated Debt, if the effect of such default is to accelerate the maturity of such Subordinated Debt; (v) without the prior written consent of the Required Lenders, any modification shall be made to Subordinated Debt which (a) renders the subordination provisions thereof more favorable to the holders of Subordinated Debt, or less favorable to the Lenders, or (b) renders the economic terms of Subordinated Debt materially more favorable to the holders of Subordinated Debt or materially less favorable to the Borrower or the applicable Subsidiary; (vi) any default shall occur under any Refinancing Subordinated Debt, after the applicable grace period, if any, specified in such Refinancing Subordinated Debt, if the effect of such default is to accelerate the maturity of such Refinancing Subordinated Debt; and (vii) without the prior written consent of the Required Lenders, any modification shall be made to any Refinancing Subordinated Debt which (a) renders the subordination provisions thereof more favorable to the holders of Refinancing Subordinated Debt, or less favorable to the Lenders, or (b) renders the economic terms of Refinancing Subordinated Debt materially more favorable to the holders of Refinancing Subordinated Debt or materially less favorable to the Borrower or the applicable Subsidiary; (viii) any default shall occur under Designated Senior Debt, after the applicable grace period, if any, specified in such Designated Senior Debt, if the effect of such default is to accelerate the maturity of such Designated Senior Debt; (ix) without the prior written consent of the Required Lenders, any modification shall be made to Designated Senior Debt which renders the economic terms of Designated Senior Debt materially more favorable to the holders of Designated Senior Debt or materially less favorable to the Borrower or the applicable Subsidiary; (x) any default shall occur under any Refinancing Designated Senior Debt, after the applicable grace period, if any, specified in such Refinancing Designated Senior Debt, if the effect of such default is to accelerate the maturity of such Refinancing Designated Senior Debt; and (xi) without the prior written consent of the Required Lenders, any modification shall be made to any Refinancing Designated Senior Debt which renders the economic terms of Refinancing Designated Senior Debt materially more favorable to the holders of Refinancing Designated Senior Debt or materially less favorable to the Borrower or the applicable Subsidiary; or
2.    REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and immediately after giving effect to this Fourth Amendment:
(a)    the representations and warranties contained in the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects on and as of the date hereof as made on and as of such date, and the representations and warranties contained in the Credit Agreement and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects on and as of the date hereof as made on and as of such date, except in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement;
(b)    no event has occurred and is continuing which constitutes a Default or Event of Default;
(c)    (i) the Borrower has full power and authority to execute and deliver this Fourth Amendment, (ii) this Fourth Amendment has been duly executed and delivered by the Borrower and (iii) this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
(d)    neither the execution, delivery and performance of this Fourth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) any Organization Documents of the Borrower or its Subsidiaries, (ii) to Borrower’s knowledge, any Law applicable to the Borrower or its Subsidiaries or (iii) any indenture, agreement or other instrument to which the Borrower, the Subsidiaries or any of their respective properties are subject; and
(e)    no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required to be obtained or made by the Borrower pursuant to statutory law applicable to the Borrower as a condition to (i) the execution, delivery or performance by the Borrower of this Fourth Amendment or (ii) the acknowledgement by each Guarantor of this Fourth Amendment.

3.     CONDITIONS OF EFFECTIVENESS. All provisions of this Fourth Amendment shall be effective upon satisfaction of, or completion of, the following:
(a)    the Administrative Agent shall have received counterparts of this Fourth Amendment executed by Lenders comprising the Required Lenders;
(b)    the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Guarantor;
(c)    the representations and warranties set forth in Section 2 of this Fourth Amendment shall be true and correct; and
(d)    the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.
4.     GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Fourth Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Guaranty and (e) acknowledges and agrees that notwithstanding anything in its Guaranty to the contrary, “Guarantied Obligations” as defined in its Guaranty with respect to such Guarantor shall not include Excluded Swap Obligations.
5.     REFERENCE TO THE CREDIT AGREEMENT.
(a)    Upon and during the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Fourth Amendment.
(b)    Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
6.     COSTS AND EXPENSES. The Borrower shall be obligated to pay the reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder.
7.     EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
8.     GOVERNING LAW; BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law. This Fourth Amendment shall be binding upon the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and permitted assigns.
9.    HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.
10.     ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date above written.
CARRIAGE SERVICES, INC.

By:     /s/ L. William Heiligbrodt
L. William Heiligbrodt
    Executive Vice President and Secretary

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GUARANTORS:

ARIA CREMATION SERVICES, LLC
BARNETT, DEMROW & ERNST, INC.
CARRIAGE CEMETERY SERVICES, INC.
CARRIAGE CEMETERY SERVICES OF     CALIFORNIA, INC.
CARRIAGE CEMETERY SERVICES OF IDAHO,     INC.
CARRIAGE FLORIDA HOLDINGS, INC.
CARRIAGE FUNERAL HOLDINGS, INC.
CARRIAGE FUNERAL MANAGEMENT, INC.
CARRIAGE FUNERAL SERVICES OF     CALIFORNIA, INC.
CARRIAGE FUNERAL SERVICES OF     KENTUCKY, INC.
CARRIAGE FUNERAL SERVICES OF     MICHIGAN, INC.
CARRIAGE HOLDING COMPANY, INC.
CARRIAGE INSURANCE AGENCY OF     MASSACHUSETTS, INC.
CARRIAGE INTERNET STRATEGIES, INC.
CARRIAGE LIFE EVENTS, INC.
CARRIAGE MANAGEMENT, INC. (formerly     Carriage Management, L.P.)
CARRIAGE MERGER VI, INC.
CARRIAGE MERGER VII, INC.
CARRIAGE MERGER VIII, INC.
CARRIAGE MERGER IX, INC.
CARRIAGE MERGER X, INC.
CARRIAGE MUNICIPAL CEMETERY     SERVICES OF NEVADA, INC.
CARRIAGE PENNSYLVANIA HOLDINGS, INC.
CARRIAGE SERVICES OF CONNECTICUT,     INC.
CARRIAGE SERVICES OF NEVADA, INC.
CARRIAGE SERVICES OF NEW MEXICO, INC.
CARRIAGE SERVICES OF OHIO, LLC
CARRIAGE SERVICES OF OKLAHOMA, L.L.C.
CARRIAGE TEAM CALIFORNIA     (CEMETERY), LLC
CARRIAGE TEAM CALIFORNIA (FUNERAL),     LLC
CARRIAGE TEAM FLORIDA (CEMETERY),     LLC
CARRIAGE TEAM FLORIDA (FUNERAL), LLC
CARRIAGE TEAM KANSAS, LLC

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CATAUDELLA FUNERAL HOME, INC.
CFS FUNERAL SERVICES, INC.
CHC INSURANCE AGENCY OF OHIO, INC.
CLOVERDALE PARK, INC.
COCHRANE’S CHAPEL OF THE ROSES, INC.
CSI FUNERAL SERVICES OF     MASSACHUSETTS, INC.
FORASTIERE FAMILY FUNERAL SERVICE,     INC.
HORIZON CREMATION SOCIETY, INC.
HUBBARD FUNERAL HOME, INC.
ROLLING HILLS MEMORIAL PARK
WILSON & KRATZER MORTUARIES
CARRIAGE SERVICES OF LOUISIANA, INC.

By:    /s/ L. William Heiligbrodt
    L. William Heiligbrodt
    Executive Vice President and Secretary for all
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